UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2026

Mobileye Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mobileye B.V.

Har Hotzvim, 1 Shlomo Momo HaLevi Street

Jerusalem 9777015, Israel

(Address of principal executive offices and zip code)

+972-2-541-7333

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As previously announced, on January 5, 2026 (the “Signing Date”), Mobileye Global Inc. (the “Corporation”), a Delaware corporation, and Mobileye Vision Technologies Ltd. (“MEIL”), a company organized under the laws of the State of Israel and a subsidiary of the Corporation, entered into a share purchase agreement (the “Share Purchase Agreement”) to acquire 100% of the issued and outstanding stock of Mentee Robotics Ltd., a company organized under the laws of the State of Israel (such transaction, the “Acquisition”).

Additional information regarding the Acquisition was previously disclosed in Item 1.01 of the Corporation’s Current Report on Form 8-K filed on January 6, 2026 (the “Initial Form 8-K”) with the U.S. Securities and Exchange Commission.

The Initial Form 8-K stated that the aggregate purchase price under the Share Purchase Agreement would include up to 26,229,714 shares of Class A common stock, par value $0.01 per share, of the Corporation (the “Class A Stock”). On February 3, 2026, the Corporation and MEIL completed the Acquisition and paid the aggregate purchase price of $900,000,000, consisting of $611,914,666 in cash and 26,279,824 shares of Class A Stock. The increase in the number of shares of Class A Stock issued resulted from a recalculation of the shares of Class A Stock based on the volume weighted average of the closing sale prices for the Class A Stock over the thirty (30) Trading Days ending immediately prior to the Signing Date, with no change to the terms of the Share Purchase Agreement. This information updates and supersedes the maximum number of shares of Class A Stock that was stated in Item 1.01 of the Initial Form 8-K.

The shares of Class A Stock that were issued as consideration for the Acquisition were issued in reliance on the exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Rule 506 of Regulation D and Regulation S promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobileye Global Inc.

Date: February 5, 2026	By:	/s/ Moran Shemesh Rojansky
Moran Shemesh Rojansky
Chief Financial Officer